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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Original Report (Date of earliest event reported): October 16, 2003


                               CADEMA CORPORATION
                        ----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-9614                 88-0160741
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(State or other jurisdiction          (Commission             (IRS Employer
     of Incorporation                  File No.)            Identification No.)



  c/o Number one Corporation, 50 Washington St., Norwalk CT   06854
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  (Address of principal executive offices)                  (Zip Code)



Registrants telephone Number (including area code)          (203) 854-6711



          Former name or former address, if changed since last report:
                                 Not Applicable



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                                   FORM 8-K/A


This Form 8-K/A amends an earlier Form 8-K filed by Cadema Corporation on November 24, 2003 and first amended on December 31, 2003 in connection with the resignation of its auditor. The purpose of this filing is to address SEC comments on Item 4 in regards to time frame references and the Exhibit 16 referencing the amended Form 8-K. Item 4 is revised as follows:


Item 4. Change in Registrant's Certifying Accountant.

(i) On October 16, 2003, McGladrey & Pullen LLP ("McGladrey") resigned as the independent accountants of the registrant.

(ii) McGladrey did not issue an opinion on the registrant's December 31, 2002 financial statements. During the two most recent fiscal years for which McGladrey issued an opinion of the registrant's financial statements, for the subsequent interim periods after December 31, 2001, and up to the date of the resignation, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused McGladrey to make reference to the subject matter of the disagreement(s) in connection with its report.

(iii) The report issued by McGladrey on Cadema Corporation for the fiscal years December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, but did contain an explanatory paragraph expressing uncertainty as to the registrant's ability to continue as a going concern.

(iv) During the two most recent fiscal years for which McGladrey issued an opinion of the financial statements, the interim periods through September30, 2002, and the subsequent interim period through October 16, 2003, none of the events described in Regulation S-B Item 304(a)(1)(iv) occurred.

(v) Due to fiscal constraints, an audit of the December 31, 2002 financial statements was not conducted and an independent accountant did not conduct a review of interim information subsequent to September 30, 2002.

(vi) A decision to engage a replacement auditor has not been approved by the Board of Directors.
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(vii)       On January 19, 2004, Cadema Corporation delivered a copy of the disclosures it is making in response to this Item 4 of Amended Form 8-K/A, and requested that McGladrey furnish the Securities and Exchange Commission with a letter stating whether or not McGladrey agrees with such disclosures. A copy of McGladrey's letter, dated January 20, 2004 is filed as Exhibit 16 to this Amended Form 8-K/A.













                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                    Cadema Corporation


                                          /s/ Roger D. Bensen
                                          ---------------------------
  Date:  January 20, 2004                 Roger D. Bensen
                                          Chairman of the Board and
                                          Chief Executive Officer